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                                 EXHIBIT 23.2









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                                                                Exhibit 23.2


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of our report dated February 25, 1997 on the audited consolidated financial statements of American Exploration Company and subsidiaries included in the American Exploration Company Annual Report on Form 10-K for the year ended December 31, 1996, and to all references to our Firm included in this Registration Statement.


                                               ARTHUR ANDERSEN LLP


Houston, Texas
February 6, 1998